Exhibit 99.1 FOR IMMEDIATE RELEASE
Green Plains Announces Offer to Acquire Green Plains Partners LP

OMAHA, Neb., May 4, 2023, (BUSINESS WIRE) - Green Plains Inc. (NASDAQ:GPRE) today announced it has submitted a proposal to the Board of Directors of Green Plains Holdings LLC, the general partner of Green Plains Partners LP (NASDAQ: GPP) (“the Partnership”), to acquire all of the publicly held common units of the Partnership not already owned by Green Plains Inc. in a stock-for-unit exchange. Subject to negotiation and execution of a definitive agreement, Green Plains Inc. is proposing consideration of 0.3913 shares of Green Plains Inc. common stock for each outstanding publicly held Partnership common unit. The proposed consideration represents a value of $13.08 per common unit of the Partnership based on the closing price of Green Plains Inc.’s common stock and the Partnership’s common units as of May 3, 2023.

Green Plains Inc. expects the proposed transaction to simplify its corporate structure and governance, generate near-term earnings and cash flow accretion, reduce SG&A expense related to the Partnership, improve the credit quality of the combined enterprise, and align strategic interests between Green Plains Inc. shareholders and the Partnership’s unitholders by regaining full ownership and control of Green Plains’ total platform, including terminal operations.

The proposed transaction is subject to the negotiation and execution of a definitive agreement and approval of such definitive agreement and transactions contemplated thereunder by the board of directors of Green Plains Inc., the board of directors of Green Plains Holdings LLC, and its conflicts committee. The consummation of the proposed transaction would be subject to customary closing conditions. There can be no assurance that any such approvals will be forthcoming, that a definitive agreement will be executed, or that any transaction will be consummated.

Assuming the completion of the proposed transaction, the Partnership would become a wholly owned subsidiary of Green Plains Inc., and the Partnership’s common units would cease to be publicly traded.

BofA Securities is acting as exclusive financial advisor and Latham & Watkins LLP is acting as legal advisor to Green Plains Inc.

About Green Plains Inc.
Green Plains Inc. (NASDAQ:GPRE) is a leading biorefining company focused on the development and utilization of fermentation, agricultural and biological technologies in the processing of annually renewable crops into sustainable value-added ingredients. This includes the production of cleaner low carbon biofuels, renewable feedstocks for advanced biofuels and high purity alcohols for use in cleaners and disinfectants. Green Plains is an innovative producer of Ultra-High Protein and novel ingredients for animal and aquaculture diets to help satisfy a growing global appetite for sustainable protein. The Company also owns a 48.8% limited partner interest and a 2.0% general partner interest in Green Plains Partners LP. For more information, visit www.gpreinc.com.

About Green Plains Partners LP
Green Plains Partners LP (NASDAQ:GPP) is a fee-based Delaware limited partnership formed by Green Plains Inc. to provide fuel storage and transportation services by owning, operating, developing and acquiring ethanol and fuel storage terminals, transportation assets and other related assets and businesses. For more information about Green Plains Partners, visit www.greenplainspartners.com.

Forward-Looking Statements
This communication contains certain “forward-looking statements” that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which reflect Green Plains Inc.’s views and assumptions on the date of this communication regarding future events, results or outcomes. These statements are based on current expectations that involve a number of risks and uncertainties and do not relate strictly to historical or current facts, but rather to plans and objectives for future operations. These statements may be identified by words such as “believe,” “expect,” “may,” “should,” “will” and similar expressions. These forward-looking statements include statements about, among other things, the transactions described in the proposal and the delegation of the authority to evaluate and respond to proposal to the conflicts committee. These statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond Green Plains Inc.’s control, including the risk that the proposed transaction is not consummated at all or on the initial terms proposed or any other terms, and other factors detailed in reports filed with the Securities and Exchange Commission (“SEC”), that may cause actual results to differ materially from any future events, results, performance or achievements expressed or implied by the forward looking statements. All forward-looking statements speak only as of the date hereof. Green Plains Inc. undertakes no obligation to update or revise publicly any such forward-looking statements, except as required by law.

Green Plains Inc. cautions you not to place undue reliance on these forward-looking statements. Please refer to Green Plains Inc.’s filings with the SEC for more detailed information regarding these risks, uncertainties and assumptions.

No Offer or Solicitation
This press release is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It
In connection with the proposal that Green Plains Inc. made for a business combination transaction with the Partnership, subject to further developments and if a transaction is agreed, Green Plains Inc. and the Partnership may file one or more registration statements, proxy statements, prospectuses, or other documents with the SEC. INVESTORS AND SECURITYHOLDERS OF GREEN PLAINS INC. AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ ANY REGISTRATION STATEMENT, INFORMATION STATEMENT, PROXY STATEMENT, PROSPECTUS, OR OTHER DOCUMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Any definitive registration statement, information statement or proxy statement, if any when available, will be sent to securityholders of the Partnership in connection with any solicitation of proxies or consents of unitholders relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed with the SEC by Green Plains Inc. or the Partnership from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from Green Plains Inc.’s website at investor.gpreinc.com/financials/sec-filings or from the Partnership’s website at ir.greenplainspartners.com/financials/sec-filings.

Participants in the Solicitation
This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Green Plains Inc., the Partnership and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies and consents in respect of the proposed transaction. Information about these persons is set forth in Green Plains Inc.’s proxy statement relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2023, and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 10, 2023, as amended by Amendment No. 1 thereto, which was filed with the SEC on March 22, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the registration statement, proxy statement, or other relevant documents regarding the proposed transaction, (if and when available), which may be filed with the SEC.

Green Plains Inc. Contacts
Investors: Phil Boggs | Executive Vice President, Investor Relations | 402.884.8700 | phil.boggs@gpreinc.com
Media: Lisa Gibson | Communications Manager | 402.952.4971 | lisa.gibson@gpreinc.com

###
2